UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported:  December 20, 2007

SKY PETROLEUM, INC. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-99455 (Commission File Number)	32-0027992 (IRS Employer Identification No.)

401 Congress Avenue, Suite 1540 Austin, Texas 78701 (Address of Principal Executive Offices) (Zip Code)

(512) 687-3427

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or
Completed Interim Review

On December 20, 2007, the audit committee of the board of directors of Sky Petroleum Inc. (the “Company”) and the Company’s management determined, in consultation with the Company’s full board of directors, that the following consolidated financial statements of the Company should not be relied upon and will be restated by the Company: (1) the Company’s consolidated financial statements for the period ended September 30, 2006 contained in the Company’s Form 10-QSB as filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2006, as amended August 21, 2007, (2) the Company’s audited consolidated financial statements for the year ended December 31, 2006 contained in the Company’s Form 10-KSB filed with the SEC on May 16, 2007, (3) the Company’s consolidated financial statements for the period ended March 31, 2007 contained in the Company’s Form 10-QSB filed with the SEC on May 21, 2007, as amended May 29, 2007, and (4) the Company’s consolidated financial statements for the period ended June 30, 2007 contained in the Company’s Form 10-QSB as filed with the SEC on August 20, 2007.

Errors in the consolidated financial statements were discovered as a result of the Company’s management’s review of financial information required to be reported in the Company’s Quarterly Report on Form 10-QSB for the period ended September 30, 2007, filed with the SEC on December 20, 2007. As a result of the review, management determined that several accounting errors were made in the Company’s reports as filed with the Securities and Exchange Commission for prior reporting periods (as indicated above). These accounting errors, which are more fully described in Note 2 to the consolidated financial statements included in the Form 10-QSB for the period ended September 30, 2007, include (i) an error in following the Company’s revenue recognition criteria, (ii) an error in calculating depletion and (iii) an error in recording stock based compensation for cancelled options.

Discovery of these errors has lead Company’s management, in consultation with the Company’s audit committee, and Whitley Penn LLP, to undertake a restatement of the Company’s financial statements for the periods as indicated above. The Company’s management anticipates filing these amended reports as soon as practicable.

The matters disclosed in this Current Report on Form 8-K have been discussed and reviewed by and between the Company’s management, audit committee, and the Company’s current independent registered public accounting firm.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKY PETROLEUM, INC. (Registrant)
Dated: December 20, 2007	By: /s/ Michael D. Noonan Michael D. Noonan Secretary